                                                                   Exhibit 10.b
                                                                   ------------

                       UNITED STATES SURGICAL CORPORATION
                        1990 EMPLOYEE STOCK OPTION PLAN

   (Restated to reflect amendments and adjustments through February 7, 1995)

1. Purpose of the Plan.

The purpose of the 1990 Employee Stock Option Plan (the "Plan") is to secure for United States Surgical Corporation (the "Company") and its stockholders the benefits of the incentive inherent in Common Stock ownership by permitting selected employees of the Company and its subsidiaries to obtain suitable recognition for services which have contributed or will contribute materially to the success of the Company. It is intended that the Plan will aid in retaining, encouraging and attracting employees of exceptional ability because of the opportunity offered to them to acquire a proprietary interest, or increase their proprietary interest, in the business of the Company.

2. Definitions.

     (a) "Appreciation Rights" means a right granted under the Plan to receive an amount representing appreciation in the Fair Market Value of a share of Common Stock between the date of grant and the date of exercise of such right, payable in cash or Common Stock.

     (b) "Boards" means the Board of Directors of the Company.

     (c) "Committee" means the Employee Benefit Plan Subcommittee of the Compensation/Option Committee of the Board or any successor committee appointed by the Board to administer the Plan.

     (d) "Common Stock" means the authorized common stock of the Company.

     (e) "Company" means United States Surgical Corporation.

     (f) "Eligible Employees" means any person who is, at the time of the grant of an Incentive Award, (i) an officer or other key employee of the Company or any Subsidiary, including a person who is also a member of the Board, or (ii) a consultant performing services for the Company or any Subsidiary which are equivalent or similar to services performed by key employees of the Company and its Subsidiaries.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

     (h) "Fair Market Value" means, at any date, the value of a share of Common Stock on such date as determined by the Committee by any fair and reasonable means, provided, however, that in the absence of a specific Committee determination to the contrary in a particular circumstance, "Fair Market Value" means the average of the high and low quoted sales prices of a share of Common Stock on the New York Stock Exchange on such date or, if no such sales were made on such date, the closing price of such shares on the New York Stock Exchange on the next preceding date on which there were such sales.

     (i) "Incentive Award" means an Option or Appreciation Right.

     (j) "Incentive Stock Option" means an option to purchase Common Stock which has been granted under the Plan and which is intended to qualify under
Section 422A of the Internal Revenue Code and regulations thereunder.

     (k) "Nonqualified Stock Option" means an option to purchase Common Stock which has been granted under the Plan and which is not an Incentive Stock Option.

     (l) "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     (m) "Participant" means any Eligible Employee selected to receive an Incentive Award pursuant to Section 5.

     (n) "Plan" means the 1990 Employee Stock Option Plan as set forth herein and as amended from time to time.

     (o) "Subsidiary" means any subsidiary corporation, as defined in Section 425 of the Internal Revenue Code, of the Company.

3. Shares of Common Stock Subject to the Plan.

     (a) Subject to the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Awards under the Plan shall not exceed 5,500,000. Payment of cash in lieu of shares shall be deemed to be an issuance of the shares, and payment pursuant to an Appreciation Right shall be deemed to be an issuance of the shares covered thereby.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Company, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

     (c) If shares covered by any Incentive Award cease to be issuable or transferable for any reason, such number of shares will no longer be charged against the limitations provided for in Section 3(a) and may again be made subject to Incentive Awards. However, shares subject to an Option which has been surrendered in connection with the exercise of a related Appreciation Right will not become available for the grant of any additional Incentive Awards, and shares subject to that portion of an Incentive Award which has been cancelled pursuant to Section 9(h) will not become available for the grant of any additional Incentive Awards.

4. Administration of the Plan

     (a) The Plan will be administered by the Committee, which will consist of three or more persons (i) who are not eligible to receive Incentive Awards under the Plan and (ii) who qualify as "disinterested persons" under Rule 16b-3, or any successor or rule, under the Exchange Act.

     (b) The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine the Eligible Employees to whom, and the time or times at which, Incentive Awards may be granted and the number of shares subject to each Incentive Award. The Committee also has authority to (i) interpret the Plan, (ii) determine the terms and provisions of the Incentive Award instruments and (iii) make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     (c) No member of the Board or the Committee will be liable for any action taken or determination made in good faith by the Board or the Committee with respect to the Plan or any Incentive Award made under the Plan.

5. Grants.

     (a) The Committee has authority, in its discretion, after receiving the recommendations of the management of the Company, to determine and designate from time to time those Eligible Employees who are to be granted Incentive Awards. The Committee shall determine the type of each Incentive Award to be granted and the number of shares covered thereby or issuable upon exercise thereof. Each Incentive Award will be evidenced by a written instrument briefly describing the material terms and conditions of the Incentive Award, including such terms and conditions, consistent with the Plan, as the Committee may deem advisable.

     (b) No person will be eligible for the grant of an incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This limitation will not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110% of the Fair Market Value of the Common Stock. In this event, the Incentive Stock Option by its terms will not be exercisable after the expiration of five years from the date of grant.

6. Terms and Conditions of Options

     (a) Unless otherwise determined by the Committee, the price at which Common Stock may be purchased by a Participant under an Option shall be the Fair Market Value of the Common Stock on the date of grant; provided, however, that in no event shall the purchase price under an Incentive Stock Option be less than the Fair Market Value of the Common Stock on the date of grant.

     (b) The Committee shall determine the option exercise period of each Option. The period shall not exceed 15 years from the date of grant.

     (c) Upon the exercise of an Option, the purchase price will be payable in full in cash; or, in the discretion of the Committee, by the assignment and delivery to the Company of shares of Common Stock owned by the Participant; or, in the discretion of the Committee, by installment payments or by a promissory note, in each case secured by shares of Common Stock and bearing interest at a rate determined by the Committee, but not less than the minimum rate permitted by the Internal Revenue Service; or by a combination of any of the above. Any shares assigned and delivered to the Company upon exercise of an Option in payment or valued at the Fair Market Value of the Common Stock on the exercise date. The Committee may permit installment payments or promissory note payments to be made by the assignment and delivery to the Company of shares of Common Stock owned by the Participant, in which case such shares will be valued at the Fair Market Value of the Common Stock on the date of payment.

     (d) With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all stock option plans of the Company and Subsidiaries) shall not exceed $100,000 or such other limit as may be required by the Internal Revenue Code.

     (e) No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.

7. Terms and Conditions of Appreciation Rights

     (a) An Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option.

     (b) An Appreciation Right will entitle the Participant, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 7(d). Such Option will, to the extent surrendered, cease to be exercisable.

     (c) Subject to Section 7(i), an Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent, that the related Option is exercisable, and will not be transferable except to the extent that the related Option may be transferable.

     (d) Upon the exercise of an Appreciation Right related to an Option, the Participant will be entitled to receive payment of an amount determined by multiplying:

          (i) The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Appreciation Right, by

          (ii) The number of shares as to which such Appreciation Right has been exercised.

     (e) The Committee may also grant to Eligible Employees Appreciation Rights that are not related to Options. An Appreciation Right granted without relationship to an Option will be exercisable as determined by the Committee but in no event after 15 years from the date of grant.

     (f) An Appreciation Right granted without relationship to an Option will entitle the Participant, upon exercise of the Appreciation Right, to receive payment of an amount determined by multiplying:

          (i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Appreciation Right is granted (the "Base Price") from the Fair Market Value of a share of Common Stock on the date of exercise of such Appreciation Right, by

          (ii) The number of shares as to which such Appreciation Right has been exercised.

     (g) At the time of grant of an Appreciation Right, the Committee may determine a maximum amount that could be payable with respect to such Appreciation Right.

     (h) Payment of the amount determined under Section 7(d) or (f) may be made in whole shares of Common Stock valued at their Fair Market value on the date of exercise of the Appreciation Right, in cash, or in combination of the two, as the Committee determines in its sole discretion. If the Committee decides that payment may be made in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     (i) No Appreciation Right granted to an officer of the Company may be exercised before six months after the date of grant except in the event that death or disability of the officer occurs before the expiration of the six-month period.

8. Adjustment Provisions

     (a) Subject to Section 8(b), if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock Split or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in
Section 3, (ii) the number and kind of shares or other securities subject to the then-outstanding Incentive Awards, and (iii) the purchase price or Base Price for each share or other unit of any other securities subject to then-outstanding Incentive Awards without change in the aggregate purchase price and Base Price as to which such Incentive Awards remain exercisable.

     (b) Subject to Section 8(c), upon dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all the property of the Company, all Incentive Awards then outstanding under the Plan and held by Participants who have been employed or engaged as a consultant by the Company for at least one year at such time will be fully vested and exercisable, and the Committee may provide in connection with such transaction for the continuance of the Plan and the assumption of such Incentive Awards or the substitution for such Incentive Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     (c) In the event a Change of Control of the Company occurs, all Incentive Awards then outstanding under the Plan and held by Participants who have been employed or engaged as a consultant by the Company for at least one year at such time under the Plan will be fully vested and exercisable, effective upon the occurrence of such Change of Control. In the event that any Person makes a filing under Section 14(d) of the Exchange Act with respect to the Company, the exercise dates of any outstanding Incentive Awards held by Participants who have been employed or engaged as a consultant by the Company for at least one year at such time shall be without further action by the Committee accelerated to make them fully vested and exercisable. In addition, in the event a Change of Control of the Company occurs, or in the event that any Person makes a filing under Section 14(d) of the Exchange Act with respect to the Company, the Committee may, in its sole discretion, without obtaining stockholder approval, and subject to the limitations imposed by Section 16 of the Securities Exchange Act of 1934, as amended, take any one or more of the following actions or any other action permitted under this Plan, subject in all cases to the limitations of Section 3(a):

          (i) Grant Appreciation Rights to holders of outstanding Options as permitted under Section 7(a);

          (ii) Pay cash to Participants in exchange for the cancellation of their outstanding Incentive Awards in accordance with Section 9(h); and

          (iii) Make any other appropriate adjustments or amendments to the Plan and outstanding Incentive Awards or substitute new Incentive Awards for outstanding Incentive Awards.

     For purposes of this Section 8(c), the following definitions shall apply:

          (A) A "Change in Control" of the Company shall have occurred when a Person, alone or together with its Affiliates and Associates, becomes the beneficial owner of 20% or more of the general voting power of the Company.

          (B) "Affiliate and Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2, or any successor rule, of the General Rules and Regulations under the Exchange Act.

          (C) "Person" shall mean an individual, firm, corporation or other entity or any successor to such entity, but "Person" shall not include the Company; any Subsidiary; any employee benefit plan or employee stock plan of the Company or any Subsidiary, or any Person organized, appointed, established or holding Voting Stock by, for or pursuant to the terms of such a plan.

          (D) "Voting Stock" shall mean shares of the Company's capital stock having general voting power, with "voting power" meaning the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors.

     (d) Adjustments under Sections 8(a), (b) and (c) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9. General Provisions

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) The Committee shall adopt rules regarding the withholding of federal, state or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any Incentive Award, the Committee may, in its discretion, permit the Participant to satisfy, in whole or in part, any tax withholding obligation which may arise in connection with the exercise of the Incentive Award by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

     (e) No Incentive Award and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award.

     (f) The Company may make a loan to a Participant in connection with the exercise of an Option in an amount not to exceed the aggregate exercise price of the Option being exercised for the purpose of assisting such Participant to exercise such Option. The Company may additionally permit payment of all or any portion of the exercise price of an Option in installment payments. Any such loan or installment payment arrangement shall be secured by shares of Common Stock and shall comply in all respects with all applicable laws and regulations. The Committee may adopt policies regarding eligibility for such arrangements, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such arrangements will be made. In no event will the interest rate be less than the . minimum rate established by the Internal Revenue Service for the purpose or the purchase and sale of property pursuant to Section 483 of the Internal Revenue Code.

     (g) The Committee may cancel, with the consent of the Participant, all or a portion of any Option or Appreciation Right granted under the Plan to be conditioned upon the granting to the Participant of a new Option or Appreciation Right for the same or a different number of shares as the Option or Appreciation Right surrendered, or may require such voluntary surrender as a condition to a grant of a new Option or Appreciation Right to such Participant. Subject to the provisions of Section 6(d), such new Option or Appreciation Right shall be exercisable at the rice, during the period and in accordance with any other terns or conditions specified by the Committee at the time the new Option or Appreciation Right is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option or Appreciation Right surrendered.

     (h) If authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Incentive Award granted under the Plan then subject to exercise and discharge its obligation with respect to the cancelled portion of such Incentive Award either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Incentive Award so cancelled over the aggregate purchase price or Base Price specified in the Incentive Award covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, there shall be charged against the aggregate limitations set forth in
Section 3(a) a number of shares equal to the number of shares subject to the portion of the Incentive Award so cancelled.

     (i) The Committee may, in its sole discretion, cancel any Incentive Award if the employment of the Participant holding such Incentive Award is terminated and such Participant has engaged in activities which are, by in the judgment of the Committee, competitive with, prejudicial to or in conflict with the interests of the Company or a Subsidiary or has breached the terms of any agreement with the Company or a Subsidiary with respect to confidentiality and non-use of information or with respect to disclosure and assignment of inventions and ideas. Such actions by a Participant prior to, or during six months after, exercise of an Incentive Award shall constitute a rescission of the exercise, requiring the payment to the Company of, in the case of an Option, the difference between the purchase price of the Common Stock as to which the Option was exercised and the Fair Market Value on the date of exercise of such Common Stock or, in the case of an Appreciation Right, the amount paid to the Participant upon exercise of the Appreciation Right, in each case within ten days after notice of such rescission has been given to the terminated employee by the Company.

10. Amendment and Termination

     (a) The Board shall have the power, in its discretion, to amend, suspend or terminate the Plan at any time, subject to approval of the stockholders of the Company to the extent necessary for the continued applicability of Rule 16b-3, or any successor rule under the Exchange Act.

     (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

11. Effective Date of Plan and Duration of Plan

The Plan shall become effective upon its adoption by the Board and by the Company's stockholders. Unless previously terminated, the Plan will terminate when no more shares of Common Stock are available for issuance or transfer pursuant to Incentive Awards under the limitations of Section 3(a).